UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 30, 2006

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On May 30, 2006, The Ryland Group, Inc. (the “Company”) entered into a Terms Agreement to sell $250 million aggregate principal amount of its 6.875% Senior Notes due 2013 (the “Notes”). The Company expects that the offering of the Notes will close on June 6, 2006. The Company expects to receive net proceeds of approximately $248.1 million from this offering, before offering expenses. The Company expects to use these proceeds to  redeem all of its outstanding 9.125 %  Senior Subordinated Notes due 2011, which will be redeemed on July 3, 2006, and to repay our outstanding 8% Senior Notes due 2006, which will be repaid on August 15, 2006. Prior to the redemption and repayment, the net proceeds will be invested in short-term interest-bearing instruments.

The Company will pay interest on the Notes on June 15 and December 15 of each year, commencing on December 15, 2006. The Notes will mature on June 15, 2013 and are redeemable, in whole or in part, at any time and from time to time under the terms provided in the indenture and supplemental indenture described below. The Notes will be fully and unconditionally guaranteed, jointly and severally, by substantially all of the Company’s wholly owned homebuilding subsidiaries (the “Guarantors”).

The Notes will be issued under an indenture with JPMorgan Chase Bank, N.A., as trustee (the “Trustee”), dated June 28, 1996 (the “Indenture”), as supplemented by that certain Fourth Supplemental Indenture, to be dated as of June 6, 2006, by and among the Company, the Guarantors and the Trustee (the “Supplemental Indenture”).

The Underwriting Agreement under which the Company will sell the Notes, the Terms Agreement, the Indenture, a form of the Notes, a form of the Supplemental Indenture and the statement of eligibility of the trustee are all filed or incorporated by reference as exhibits to this current report.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

1.1                               Second Amended and Restated Underwriting Agreement Basic Provisions dated  May 30, 2006.

1.2                               Terms Agreement dated May 30, 2006, among the Company and the Underwriters named therein.

4.1                               Indenture dated June 28, 1996, between the Company and JPMorgan Chase Bank, N.A., as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15, 1996).

4.2                               Form of Fourth Supplemental Indenture by and among the Company, the Guarantors and JPMorgan Chase Bank, N.A., as trustee.

4.3                               Form of  6.875% Senior Note due 2013.

4.4                               Form of Guarantee of 6.875% Senior Notes due 2013.

25.1                        Statement of Eligibility of JPMorgan Chase Bank, N.A., to act as trustee under the Indenture (incorporated by reference to Form S-3 (No. 333-124000)).

99                                  Press release dated May 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: June 2, 2006	By:	/s/ Timothy J. Geckle
	Name:	Timothy J. Geckle
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement Basic Provisions to be dated May 30, 2006.

1.2	Terms Agreement dated May 30, 2006, among the Company and the Underwriters named therein.

4.1	Indenture dated June 28, 1996, between the Company and JPMorgan Chase Bank, N.A., as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15, 1996).

4.2	Form of Fourth Supplemental Indenture by and among the Company, the Guarantors and JPMorgan Chase Bank, N.A., as trustee.

4.3	Form of 6.875% Senior Note due 2013.

4.4	Form of Guarantee of 6.875% Senior Notes due 2013.

25.1	Statement of Eligibility of JPMorgan Chase Bank, N.A., to act as trustee under the Indenture (incorporated by reference to Form S-3 (No. 333-124000)).

99	Press release dated May 31, 2006.